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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                                 Date of Report
                      (Date of earliest event reported):
                                 March 14, 2001


                           LINDSAY MANUFACTURING CO.
             (Exact name of registrant as specified in its charter)

     Delaware                       0-17116                    47-0554096
------------------------     ------------------------    ----------------------
(State of Incorporation)     (Commission File Number)       (IRS Employer
                                                         Identification Number)


        2707 North 108th Street, Suite 102
                    Omaha, Nebraska                                68164
      ----------------------------------------                   ----------
      (Address of principal executive offices)                   (Zip Code)


                                 (402) 428-2131
              ---------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)


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ITEM 9.  REGULATION FD DISCLOSURE.

         Reference is made to the press release of Registrant, issued on March 14, 2001, which is incorporated herein by this reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    LINDSAY MANUFACTURING CO.


                                    By   /s/ Bruce C. Karsk
                                        ---------------------------------------
                                        Bruce C. Karsk, Vice President-Finance,
                                        Treasurer and Secretary

                                    DATED:  March 15, 2001




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